Exhibit 10.1

Amended Exhibit A – SLA Supplement
Effective as of September 30, 2013
Chase Insurance Agency / Chase Investment Services Corp
ANNUITY CARRIER Service Level Requirements

Business Model Requirements:

•	Participation with the NSCC

▪	Send daily COM files

▪	Gross commission NSCC money settlement

▪	Send daily PVF (position and value files) and FAR (financial activity report) feeds

▪	Agent of Record change via ACAT/IFT

▪	Agent Terminations via LNA

•	Must record, store and make available BIN number as a unique contract identifier in all NSCC feeds

•	Must accept agent license information from the National Producer Database in lieu of paper license copy

•	Establish and maintain FTP file connectivity using Chase encryption standards.

•	Establish and maintain corporate deposit account(s) for accepting premium. Multiple accounts may be required to support multiple deposit account platforms.

•	Support EZ Forms sales process and release schedule

▪	Provide unlocked pdf versions of all forms

▪	Advanced notification of all product / form changes

▪	Provide experienced testing resources to validate EZ Forms output within the timeframes provided

▪	Support and maintain internal and external wholesaling demonstration efforts

•	Serve as an accountable project participant in all strategic initiatives (this will include M&A activity, system conversions, automation and efficiency initiatives, etc.)

•	Create and conduct training sessions in multiple locations, examples include but are not limited to the training of PRD, Operations, Product, etc.

•	Report monthly performance results for defined Chase service level standards

•	Adoption of compliance with any Regulation creations or changes

Chase Representative contact requirements:

•	Adhere to wholesaling rules of engagement

•	Do not send any communications to the Reps. via US Postal mail, email, fax, etc. (copies of statements, confirms, etc.)

•	Provide customized website access (all pages must be compliance approved and reflect our current product suite). This website must adhere to Chase authentication standards.

•	Refer any hold harmless letters, rate negotiations, unapproved product solicitation, or other exception case approvals to the Issue Resolution Team, do not work directly with the reps.

•	Refer any producer or firm compensation questions to the Area Managers

•	Do not accept new business directly

•	Do not contact the Rep. to resolve any NIGO issues. Any new business NIGO issues will be reported to the Chase middle office via the NIGO spreadsheet; Chase will contact the rep for resolution.

•
Accept inbound servicing calls from any active, licensed Rep. of CIA / CISC, do no limit access of service information to the Agent of Record on the account. Active status is verified by using the ActiveAgent.xls file or carrier system of record minus TermAgent.xls file. Must authenticate rep via acceptable standards.

•	When responding to an inbound call from a Rep, you must be able to:

•	Articulate Chase specific product requirements

▪	Owner and annuitant must be the same (except for non-natural owners)

▪	Jt. Owners must be spousal

▪	Fixed annuity new business and addition age maximum = 85 (Carriers can accept additions directly from the clients in accordance with the contract)

▪	Variable annuity new business and addition age maximum = 80 (Carriers can accept additions directly from the clients in accordance with the prospectus)

▪	Specific rider restrictions as communicated.

•	High level understanding on Chase sales process

▪	Do not facilitate paper kit ordering, direct rep. to utilize EZ Forms system

LSA-4090 09/2013

•	For beneficiary changes, direct rep. to utilize EZ Forms system or assist client directly with modifying their beneficiary information. (effective 2/1/07)
Customer contact requirements:

▪	All issued contracts are delivered directly to the client and will include a copy of the prospectus (where applicable)

▪	Any service transaction NIGO will be resolved by contacting the client directly

▪	When corresponding to customers related to system or operations issue, Chase must be contacted prior to customer communication (where more than 25 clients are impacted)

▪	On an annual basis, communicate the current beneficiary designations (either incorporated on annual statements or an individual client communication)

Chase notification requirements:

•	Product filing status

•	Product modifications

•	Form modifications

•	Customer market timing activity (warnings and restrictions)

•	Customer complaints related to sales practice / rep activity

•	NASD, SEC, DOI inquiries related to sales practice / rep activity

•	Proactive notification of system or operations issues prior to customer notification. The following information will be provided:

▪	Scope of issue

▪	List of affected clients and reps

▪	Draft of outgoing client communication piece with targeted mail date

▪	Root cause analysis along with corrective action plan

▪	Conservation plan

▪	Defined process to ensure the firm will not receive a chargeback for any cancellations that arise due to this issue

•	Rate Information

▪	Minimum of 3 business days prior to rate increase or decrease

▪	Must maintain and communicate rate and renewal rate history in the Chase format for any product in the Chase block.

•	Wholesaling activity reports

•	Sales reports

Operations requirements:

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Accept and issue all funded and unfunded business from FTP of faxed documents. The original 1035 Exchange / Trustee Transfer form will be sent via overnight mail to supplement the FTP file for unfunded business.

•	Accept retirement services and brokerage transfers as funded sales

•	Do not accept or issue any new business that is not sent through the FTP feeds (directly from the rep)

•	Process transaction requests within Chase service level standards

•	Daily exchange and processing of the following reports:

▪	Outstanding Deposit Report (ODR)

▪	New Business NIGO

▪	Funding (for multiple source exchanges only on single premium contracts)

•
Work with Chase to facilitate customer accommodations/exceptions that are within the boundaries of compliance and legal guidelines. Accept hold harmless letters as the letter of authorization to transact such instructions.

•
Accept inbound servicing calls from and provide information on any contract in the Chase book of business to Chase middle office Operations team (processing) and Broker Services (call center). Authenticate middle office personnel using an agreed upon password or other acceptable standard.

•	Provide website access for home office employees to view the entire book of business

▪	Titling information

▪	Account type information

▪	Status

▪	Rate and balance

▪	Transaction history

▪	1035 Exchange status

▪	Commission statements (secured by login for accounting resources only)

LSA-4090 09/2013

Operations requirements (continued):

•	Accept Agent of Record changes via electronic feed. Appoint reps at the point of an agent of record change, if they do not have an active appointment status.

•	Accept common forms

▪	Beneficiary Letter of Instruction (2007 development)

▪	ACORD 1035 Exchange / Transfer

▪	NAIC State Replacement

▪	Annuity Service Request (future development)

▪	Senior Personal Consultation

▪	Agent Appointment

•	Append payee name and address to customer transaction confirmations when withdrawals are processed from annuity contracts effective June 2014.
Fixed Annuities:

•	Credit interest as of the date of deposit, not the date of receipt.

•	Interest rate is determined at the date of deposit

•	Interest rate lock for unfunded transactions is set by the written date

Variable Annuities:

•	Follow Chase requirements for money settlement which includes the 5 day letter process (allows Chase to work on getting the transaction in good order and suitability approved by Day 10 versus Day 5)

•	Must delivery quarterly and annual statements on CD / DVD

•	Do not allow Reps. authority to conduct financial transactions on behalf of the client

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LSA-4090 09/2013